CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Jan. 02, 2016	Jan. 03, 2015
CONSOLIDATED BALANCE SHEETS
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, authorized shares	50,000,000	50,000,000
Preferred stock, issued shares	0	0
Common stock, par value (in dollars per share)	$ 1.00	$ 1.00
Common stock, authorized shares	250,000,000	250,000,000
Common stock, issued shares	176,437,234	176,437,234
Common stock in treasury, shares	48,544,175	49,065,798